Investor Day November 20, 2008 Exhibit 99.1

Safe Harbor
This presentation contains statements relating to future results. These statements are forward-looking statements under the federal
securities laws. We can give no assurance that any future results discussed in these statements will be achieved. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date.
These statements are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from the statements contained in this presentation. For a discussion of important factors that could affect our actual results, please refer to the most recent Form 10-K, including the "Risk Factors" section, we filed with the SEC.

Investor Day Agenda Introductions / Welcome Strategic Overview Growth Strategy Panel: Customer and Supplier Technology Financial Performance

Speakers Steven Zuccarini Chief Executive Officer Eric Belcher President and Chief Operating Officer Joe Busky Chief Financial Officer Ryan Irwin Executive Vice President, Sales

Key Messages
•
Innovative low-cost / high-service business model gaining traction in increasingly cost focused marketplace
•
Track record of strong financial results and effective capital allocation
•
Significant market opportunity in $170B and growing U.S. print industry
•
Proprietary technology and broad, diverse supplier network
•
Deep domain knowledge and procurement management expertise
•
Near- and long-term future bright as companies seek to maximize print related budgets

Strategic Overview Eric Belcher President and Chief Operating Officer

Strategic Overview • Company Snapshot • Market Overview • Core Differentiation: Technology and People • Shareholder Value

InnerWorkings will be the first multi-billion dollar business process outsourcing company dedicated solely to handling clients’ print procurement and print management activities
Company Characteristics
Technology-driven professional
services firm
» Headquarters: Chicago
» Offices: 25
» Employees: 768
» Founded: November 2001
» IPO: August 2006
» Revenue CAGR of more than 100
percent since beginning operations
in 2002
Customer Value Proposition
»
Outsource non-core business
function
»
Low-cost provider with quality focus
»
Proprietary technology and
database
»
Dedicated support with domain
expertise
»
Across 60+ categories of print and
print-related products and services
InnerWorkings Snapshot

$170 Billion North America
Commercial Print Market
»
39,300 highly customized print manufacturing
plants in the U.S.
»
Top 10 printers account for less than 17% of
market share
»
30% of industry capacity unused
»
“1/3-1/3-1/3” concept dominates
»
Outsourcing non-core business activities
continues to gain market acceptance
»
Enterprise print management is in its infancy
»
As low-cost provider, current economic
conditions create additional opportunity for
InnerWorkings
Large and Inefficient Market
InnerWorkings
Addressable Market
(>$100B)
Small Office
Home Office
Long-Run
Gravure

Core Differentiation
Combination of Technology and People
» Domain expertise
• Over 60 categories
» Extensive print procurement experience
• Over 300 procurement experts with average 10
years experience
» On-site presence
• 51 FTEs at clients’ locations
» Aligns specifications to small group of optimal suppliers
in overall network (7,000+ total)
» Capitalizes on open capacity pricing through targeted
bidding system

Commitment to Shareholder Value

Sales Growth Strategy Ryan Irwin Executive Vice President, Sales

InnerWorkings’ solutions address outsourced print procurement and management needs of companies of all sizes
Transactional
»
Primarily small- and medium-sized
companies
»
Sold on job-by-job basis
»
Higher margins, higher commissions
»
Sales reps have strong print
backgrounds and a keen focus on
establishing lasting relationships
with print buyers
Enterprise Sales Focus
Enterprise
»
Large, complex corporations with
decentralized spend
»
Contract-based terms (recurring
revenue)
»
Lower margins, lower commissions
»
Business development professionals
have very sophisticated sales skills
and focus on C-level executives
INWK
Emphasis
Going Forward

Company Evolution
Transactional Focus
Company
founded
2001 2009+ 2003 2005 2007
John Deere
becomes first
major
enterprise
account
(3 on-site
FTEs)
Separate Business
Development
Department
formed
2008
Focus on
expanding
market
coverage
within major
corporations
Large Corporation Enterprise Focus
2002 2004 2006
Operations
begin
First clients
are small- and
middle-market
companies
Many new major
corporations sign
BPO contracts
Business
model
refined,
validated

Enterprise Performance
Currently 137 enterprise, contract-based
customers
3
6
7
10
13
17
20
22 22
27
28
34
36
43
51
0
10
20
30
40
50
60
On-Site Personnel
Number of Customers Generating Revenue of Over
$1 Million Annually
0
10
20
30
40
50
60
70
2004 2005 2006 2007 2008 Est
52-58
40
25
14
6

Enterprise Performance:
What to Expect Going Forward
• Expectation for quarterly enterprise wins to increase
from 4-6 to 6-8
• Continued aggressive expansion of Business
Development team
• Significant increase in coverage of large corporations
• Additional on-site physical presence at major
corporations throughout the United States, Canada and
the United Kingdom
• Long-term, organic enterprise sales revenue growth
rate of approximately 20 percent per year

Acquisition Strategy Eric Belcher President and Chief Operating Officer

Why Acquire?
•
Regional print distributors are the best source of talent
Procurement backgrounds versus manufacturing
Strong local customer relationships
Entrepreneurial energy
•
InnerWorkings is the only credible active buyer in the marketplace
Highly selective
Focus on small distributors which are easily integrated
Accelerate “acquired” company’s profitable growth when combined with our scale and resources
•
Structure of these relationships places activity somewhere
between M&A and recruiting

Location Overview: Today
InnerWorkings offices
On-site location
Fulfillment Center
Memphis
Davenport
Durham
Pittsburgh
Richmond
Akron
Fort Wayne
Toronto
Phoenix
Minneapolis
New York
Grand Rapids
Maui
Honolulu
Los Angeles
San Francisco
Kansas City
Chicago
Dallas
Carol Stream
Philadelphia
Birmingham
Naperville
Hilo
East Brunswick
Grover Beach
Monterey
Sacramento
Santa Clara
Detroit
Santa Rosa
Quality Control Staff
Hong Kong
Beijing
Shanghai
Atlanta
Greenville
Des Plaines

Location Overview: Future
InnerWorkings offices
On-site location
Fulfillment Center
Memphis
Davenport
Durham
Pittsburgh
Richmond
Akron
Fort Wayne
Toronto
Phoenix
Minneapolis
New York
Grand Rapids
Maui
Honolulu
Los Angeles
San Francisco
Kansas City
Chicago
Dallas
Carol Stream
Philadelphia
Birmingham
Naperville
Hilo
East Brunswick
Grover Beach
Monterey
Sacramento
Santa Clara
Detroit
Santa Rosa
Quality Control Staff
Hong Kong
Beijing
Shanghai
Atlanta
Greenville
Des Plaines

Integration Critical to Success
Integration Activity Timing of Implementation
Joint Sales Calls Begin Immediately
Financial Controls Begin Immediately
PPM4 Technology 3-4 months
Rebranding to InnerWorkings Within 1 year
Cultural Integration Ongoing
1
2
3
4
5

“Acquisition” Performance
• Outstanding results to-date
Have historically paid approximately 5.0x EBITDA with 40-60%
down at time of purchase
On average, “acquired” companies have yielded 20% better
bottom-line performance under our leadership
• Healthy pipeline
Contact with over 400 companies to date
More than 200 are sizable regional players

Technology

Differentiated Technology Solution
• Procurement tool
Only one of its kind in the world
• Two primary databases
Detailed supplier equipment profiles
Massive historical pricing repository
• Barriers to entry
Patent-protection
Volume of data (would take years to replicate)

PPM4: Key Functions
Supplier Recommendations
Equipment Search
PPM4Caster
All modules leverage and contribute to one of the largest
independent repositories of equipment profiles and price
data for print suppliers
Supplier Portal

PPM4 Technology:
Recent Initiatives
Recent Initiatives
•
New platform released in June allows for virtually unlimited scalability
•
Historical baseline module to establish job-by-job savings analysis
•
Customer-facing applications for order submission and placement and job status
•
Staff of over 30 developers (associated CAPEX less than 1% of revenue)
Development Priorities
•
Short-term: PPM4 to generate automated bid based on historical pricing database
•
Longer-term: Dictate (versus solicit) market prices on a per-job basis

Financial Performance Joe Busky Chief Financial Officer

Demonstrating Consistent Quarterly
Performance
FYE: December 31
Revenue
($MM)
3Q 2008
» Record revenue:
$122.0 million
» Revenue growth over
3Q 2007: 69%
» Seven new enterprise
accounts
» Gross margin: 24.2%
» Net income: $5.8
million
$22.4
$58.9
$87.2
$35.1
$67.3
$105.3
$41.8
$72.1
$122.0
$22.2
$61.2
$90.0
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
$80.0
$90.0
$100.0
$110.0
$120.0
$130.0
$140.0
1Q06 1Q07 1Q08 2Q06 2Q07 2Q08 3Q06 3Q07 3Q08 4Q05 4Q06 4Q07

Solid Balance Sheet
2005
2006
Liquidity at September 30, 2008: $72.2
Growing
Cashflow from
Operations
Cash conversion rate: 28 days
Summary Financial Condition Use of Cash
» Acquire complementary
businesses
» Expand sales force
» Working capital to fund our organic
growth
» Early pay discounts with certified
supplier program
($MM)
Strong return on invested capital of 13%
Low CAPEX As
% of Revenue
2007
2008 YTD
$0.8
($9.7)
$8.2
$14.7
1.3%
0.8%
0.8%
1.4%

2009 Revenue Guidance • Growth strategy remains unchanged: Enterprise organic sales focus Small, regional tuck-in acquisitions

2009 Revenue Guidance • Growth strategy remains unchanged: Enterprise organic sales focus Small, regional tuck-in acquisitions • Guidance reflects organic growth only

2009 Revenue Guidance
•
Growth strategy remains unchanged:
Enterprise organic sales focus
Small, regional tuck-in acquisitions
•
Guidance reflects organic growth only
•
Acquisitive growth will be additive

2009 Revenue Guidance
•
Growth strategy remains unchanged:
Enterprise organic sales focus
Small, regional tuck-in acquisitions
•
Guidance reflects organic growth only
•
Acquisitive growth will be additive
•
Run-rate at the end of 2008 will be approximately $500 million

2009 Revenue Guidance
•
Growth strategy remains unchanged:
Enterprise organic sales focus
Small, regional tuck-in acquisitions
•
Guidance reflects organic growth only
•
Acquisitive growth will be additive
•
Run-rate at the end of 2008 will be approximately $500 million
•
Assumes current difficult macroeconomic conditions throughout 2009

2009 Revenue Guidance
•
Growth strategy remains unchanged:
Enterprise organic sales focus
Small, regional tuck-in acquisitions
•
Guidance reflects organic growth only
•
Acquisitive growth will be additive
•
Run-rate at the end of 2008 will be approximately $500 million
•
Assumes current difficult macroeconomic conditions throughout 2009
•
As such, organic growth in 2009 is assumed to be 10 percent

2009 Revenue Guidance
•
Growth strategy remains unchanged:
Enterprise organic sales focus
Small, regional tuck-in acquisitions
•
Guidance reflects organic growth only
•
Acquisitive growth will be additive
•
Run-rate at the end of 2008 will be approximately $500 million
•
Assumes current difficult macroeconomic conditions throughout 2009
•
As such, organic growth in 2009 is assumed to be 10 percent
Our 2009 revenue guidance is $530
million to $560 million.

2009 EPS Guidance
•
Represents an approximate 20 percent increase over 2008
operational EPS
•
Assumptions:
Net interest expense increases significantly versus 2008 due to new capital structure
D&A increases versus 2008 due to acquisitions made in 2008
Impeded by difficult macroeconomic conditions
Our 2009 EPS guidance is $0.41 to
$0.44 per share.

Key Messages
•
Innovative low-cost / high-service business model gaining traction in increasingly cost focused marketplace
•
Track record of strong financial results and effective capital allocation
•
Significant market opportunity in $170B and growing U.S. print industry
•
Proprietary technology and broad, diverse supplier network
•
Deep domain knowledge and procurement management expertise
•
Near- and long-term future bright as companies seek to maximize print related budgets